                                                                    EXHIBIT 10.9


                                                          ----------------------
                                                             VL     1   Ver 1
                                                          ----------------------

                                                          ----------------------


                                                          ----------------------
                                                         (For Official use only)

                              THE LAND TITLES ACT




                              VARIATION OF LEASE

DESCRIPTION OF LAND
-------------------

------------------------------------------------------------------------------------------------
CT                                                            Property Address
                                                              Whole or part lot (If part lot,
                    MK        TS       Lot No                 to state appd new lot/strata
                                                              lot or to annex plan and give
                                                              details)

   Vol     Fol
------------------------------------------------------------------------------------------------
   458     196      23         -       4406                   Whole.

                                       (New                   51 Ubi Avenue 3
                                       format                 Singapore 408858
                                       Lot
                                       4406A)
------------------------------------------------------------------------------------------------



                                    ------
REGISTERED LEASE NO:                1/125L
-------------------                 ------

LESSOR
------

------------------------------------------------------------------------------------------------
Name:                     HOUSING & DEVELOPMENT BOARD


------------------------------------------------------------------------------------------------

Address:                  HDB Centre, 3451 Jalan Bukit Merah,
(within Singapore         Singapore 159459
for service of Notice)

------------------------------------------------------------------------------------------------

AND

LESSEE
------

------------------------------------------------------------------------------------------------
ID/Co reg no:                  198903169H
------------------------------------------------------------------------------------------------
Name:                          MODUS MEDIA INTERNATIONAL PTE LTD
                               (formerly known as STREAM INTERNATIONAL PTE LTD)
------------------------------------------------------------------------------------------------
Place of                       Singapore
Incorporation:

------------------------------------------------------------------------------------------------
Address:                       1 Tomasek Avenue
(within Singapore              #27-01 Millenia Tower
for service of Notice)         Singapore 039192

------------------------------------------------------------------------------------------------

                                                          ----------------------
                                                             L     1   Ver 1
                                                          ----------------------

                                                          ----------------------


                                                          ----------------------
                                                         (For Official use only)

                                   DUPLICATE
                              THE LAND TITLES ACT


                                     LEASE


DESCRIPTION OF LAND
-------------------

------------------------------------------------------------------------------------------------
*CT                                                           Property Address
                                                              Whole or part lot (If part lot,
                    MK        TS       Lot No                 to state appd new lot/strata
                                                              lot or to annex plan and give
                                                              details)

   Vol     Fol
------------------------------------------------------------------------------------------------
   392     173      23         -       4406                   Whole.

                                                              51 Ubi Avenue 3
                                                              Singapore
------------------------------------------------------------------------------------------------

LESSOR:
------

------------------------------------------------------------------------------------------------
Name:                     HOUSING & DEVELOPMENT BOARD


------------------------------------------------------------------------------------------------
Address:                  3451 Jalan Bukit Merah, HDB Centre
(within Singapore         Singapore 159459
for service of Notice)

------------------------------------------------------------------------------------------------

(the registered proprietor) HEREBY LEASES the registered estate or interest in the land above described (hereinafter referred to as "the said land") to:

LESSEE
------

------------------------------------------------------------------------------------------------
/Co reg no:                    198903169H
------------------------------------------------------------------------------------------------
Name:                          STREAM INTERNATIONAL PTE LTD
------------------------------------------------------------------------------------------------
Place of                       Singapore
Incorporation:

------------------------------------------------------------------------------------------------
Address:                       24 Raffles Place #26-05 Clifford Centre
(within Singapore              Singapore 048621
for service of Notice)

------------------------------------------------------------------------------------------------


To hold as

------------------------------------------------------------------------------------------------
Manner of Holding
------------------------------------------------------------------------------------------------
* To complete where there are co-owners. To delete if not applicable.

FOR TERM OF LEASE:
-----------------

as tenant for the term of thirty (30) years commencing from 1st January 1990, YIELDING AND PAYING therefor the yearly rent of Dollars Four Hundred Seventy-Seven Thousand Nine Hundred and Twenty only ($477,920/-) without deductions and in advance every quarterly without demand on 1st January 1990 and shall be at the rate of $40/- per square metre per annum from 1st January 1990 (hereinafter referred to as "the Initial Rent") which rate shall be subject to revision on 1st January 1991 to a rate based on the market rent on the date of such revision determined in the manner following but so that the increase shall not exceed 7.6 per cent of the yearly rent. The yearly rent so revised in 1991 shall be subject to revision every year from 1st January 1991 and shall be at the rate based on the market rent on the respective dates determined in the manner following but so that the increase shall not exceed 7.6 per cent of the yearly rent for each immediately preceding year. The market rent in this context shall mean the rent per square metre per annum of the said land excluding the buildings and other structures erected thereon and shall be determined by the Lessor on or about the dates mentioned and the decision of the Lessor shall be final.



SUBJECT TO:
PRIOR ENCUMBRANCES (to state "nil" if there are none):
-----------------------------------------------------

--------------------------------------------------------------------------------

                                      NIL

--------------------------------------------------------------------------------

AND the following:-
COVENANTS AND CONDITIONS
------------------------

(a) the covenants, conditions and powers implied by law in instruments of lease (or to such of them as are not hereinafter expressly negatived or modified);



(b) the covenants and conditions set forth in the Memorandum of Lease filed in the Registry of Titles as ML/24 (which Memorandum is hereinafter called "ML/24") subject to the variations as provided below.



SPECIAL COVENANTS AND CONDITIONS
--------------------------------

1. The provisions of ML/24 shall apply hereto, subject to the variations thereof as provided in the following clauses, and in the application thereof to this Lease, each and every reference in ML/24 to the words or expressions set out in the first column below shall have the meanings set forth in the second column respectively:

     Word/Expression                      Meaning
     ---------------                      -------

       "this Lease"       :        this Instrument of Lease.

       "the Lessee"       :        the Lessee as hereinbefore named.

       "the Lessor"       :        the Lessor as hereinbefore named.

       "the said land"    :        the land above described.

       "the said term"    :        the term of tenancy as above recited.


2. Clause 1 of ML/24 in its application to this Lease is hereby amended as follows:-


     (a) by deleting sub-clauses (vi), (vii) and (xiv) thereof and renumbering the remaining sub-clauses in their running order to sub-clauses (i) to
          (xi) (both inclusive);

     (b)  by inserting the following new sub-clauses thereto:-

        "(xii) Not to use or to permit or suffer the said land or any building thereon or any part of the said land and building thereof to be used otherwise than as a factory for printing, binding, assembly, packaging and other operations related to documentation services subject to the approval of the competent authority appointed under Section 3 of the Planning Act.

        (xiii) Not to use the said land or any building thereon or any part thereof for any illegal or immoral purpose and not to carry on or permit or suffer to be carried on in or upon the said land or any part of the building thereon any noxious, noisy, dangerous or offensive trade or business or manufacture whatsoever which may be or become a nuisance, annoyance or inconvenience to the owners, tenants or occupiers of premises neighbouring, adjoining or adjacent thereto or to the Lessor.


         (xiv) Not to erect, permit or suffer to be carried out any construction of chimneys or ducts of any kind whatsoever in or at any part of the buildings on the said land for the purpose of discharging smoke gas fume or any other substance connected directly or indirectly with the manufacturing processes.


          (xv) Not to demise, transfer, assign, mortgage, let, sublet, underlet, license or part with the possession of the said land or any building thereon or any part thereof in whatsoever manner and not to effect any form of reconstruction howsoever brought about including any form of amalgamation or merger with or take-over by another company, firm or body or party, without first obtaining the consent of the Lessor in writing. Section 17 of the Conveyancing and Law of Property Act (Chapter 61) shall not apply. Any consent, if granted by the Lessor shall be given on such terms and conditions as the Lessor may in its entire and unfettered discretion deem fit to impose and shall include:-

               (a) full revision of the rental to the prevailing market rate from the date of assignment;

               (b) payment of such administrative fee as determined by the Lessor.

         (xvi) On or before the execution of this Lease, the Lessee shall supply to the Lessor in writing a list of names of its existing shareholders and particulars of classes of shares held by each and every shareholder and the value thereof and such list shall be duly certified to be correct by a director of the Lessee.

        (xvii) Not without the consent in writing of the Lessor to affix or exhibit or erect or paint or permit or suffer to be affixed or exhibited or erected or painted on or upon any part of the exterior of any buildings on the said land or of the external walls or rails or fences thereof any nameplate, signboard, placard, poster or other advertisement or hoarding.

       (xviii) To make reasonable provision against and be responsible for all loss, injury or damage to any person or property including that of the Lessor for which the Lessee may be held liable arising out of or in connection with the occupation and use of the said land and any buildings thereon and to indemnify the Lessor against all proceedings, claims, costs and expenses which it may incur or for which it may be held liable as a result of any act, neglect or default of the Lessee, its servants, contractors or agents.

         (xix) Not to effect a change of name without first informing the Lessor of such change of name PROVIDED THAT such change of name is not tantamount to an assignment or it will be subject to the same terms referred to in clause (xv).

          (xx) Not to install and/or use any electrical installations, machines or apparatus that may cause or causes heavy power surge, high frequency voltage and current, airborne noise, vibration or any electrical or mechanical interference or disturbance whatsoever which may prevent or prevents in any way the service or use of any communication system or affects the operation of other equipment, installations, machinery, apparatus or plants of other lessees and in connection therewith, to allow the Lessor or any authorised persons to inspect at all reasonable times, such installations, machines or apparatus in the said land and any buildings thereon to determine the source of the interference or disturbance and thereupon, to take suitable measures, at the Lessee's own expense, to eliminate or reduce such interference or disturbance to the Lessor's satisfaction, if it is found by the Lessor or such authorised person that the Lessee's electrical installations, machines or apparatus is causing or contributing to the said interference or disturbance.

         (xxi) To indemnify the Lessor against any claims, proceedings, action, losses, penalties, damages, expenses, costs, demands which may arise in connection with sub-clause (xx) above.

        (xxii) To make good and sufficient provision for the safe and efficient disposal of all waste including but not limited to pollutants generated at the said land and any buildings thereon to the requirements and satisfaction of the Lessor and other relevant government authorities PROVIDED THAT in the event of any default by the Lessee under this covenant the Lessor may carry out such remedial measures as it thinks necessary and all costs and expenses incurred thereby shall be recoverable forthwith from the Lessee as a debt.

       (xxiii) To pay interest at the rate of eight point five per cent
               (8.5%) per annum or such higher rate as may be determined from time to time by the Lessor in respect of any arrears of rent or other outstanding sums due and payable under this Lease from the above due dates thereof until payment in full is received by the Lessor.

        (xxiv) At the termination of the said term or at the earlier determination thereof to yield up to the Lessor the said land together with all buildings, structures and fixtures therein in good and tenantable repair.

3. Clause 2 of ML,/24 in its application to this Lease is hereby amended by inserting the words "and buildings thereon" after the words "the said land" in line 4 and substituting the word "person" and "it" for the words "persons" and "him" in lines 4 and 5 respectively.

4. Clause 3 of ML/24 in its application to this Lease is hereby amended by inserting after the word "Lessor" in line 8 thereof the words "to impose such
                                                               --------------
penalties as it deems fit as well as for the Lessor".
----------------------------------------------------

5. In addition to Clauses 2 and 3 of ML/24 the Lessor further covenants with the Lessee that he shall at the written request of the Lessee made not less than twelve (12) months before the expiry of the said term but not earlier than the twenty-eighth (28th) year of the said term grant to the Lessee a lease of the said land for a further term of 30 years (hereinafter referred to as "the further term") which shall commence from the date immediately following the expiration of the said term on the same terms and conditions and containing the like covenants as are herein contained with the exception of the present covenant for renewal or such variations or modifications as shall be imposed by the Lessor PROVIDED that:--

     (i) there be no existing breach(es) or non-observance(s) of any of the covenants and conditions herein contained on the part of the Lessee to be observed or performed.

     (ii) the rental payable for the further term shall be as set out hereunder: --

          (a) The yearly rent for the further term commencing on the 1st day of January 2020 shall be at the rate based on the market rent at the commencement of the further term (hereinafter referred to as "the Second Initial Rent") which rate shall however be subject to a revision on the 1st day of January 2021 to a rate based on the market rent on the date of such revision determined in the manner following but so that the increase shall not exceed seven point six per cent (7.6%) of the Second Initial Rent.

          (b) The yearly rent so revised shall be subject to revision every year from 1st day of January 2021 and shall be at the rate based on the market rent on the respective dates determined in the manner following but so that the increase shall not exceed seven point six per cent (7.6%) of the yearly rent for each immediately preceding year.

          (c) The market rent and the time of payment of the yearly rent shall be as aforesaid.

          (d) Any demise, transfer, assignment or parting of possession of the said land or any buildings thereon or any part thereof by the Lessee in whatsoever manner within 5 years of the commencement of the further term will be approved by the Lessor only upon payment by the Lessee of a fee (hereinafter called "the additional fee") which shall be equivalent to the value of the buildings and there shall also be a full revision of the rental to the prevailing market rate from the date of assignment and payment of such administrative fee as determined by the Lessor as provided under Clause 1 of ML/24. The value of the buildings shall be determined by the Lessor alone and the Lessor's assessment shall be final and conclusive and not subject or open to review by the Lessee. PROVIDED THAT the Lessee shall not be required to pay the additional fee for any demise, transfer, assignment or parting with possession of the said land or any buildings thereon or any part thereof by the Lessee in whatsoever manner after the aforesaid 5 years period.

          (e) All costs, expenses, charges, legal or otherwise including stamp duty and the Lessor's legal costs of or connected with the preparation, completion and registration of the lease for the further term of 30 years shall be borne by the Lessee.

   (iii) The interest chargeable shall be at the rate of eight point five per cent (8.5%) per annum or such higher rate as may be determined from time to time by the Lessor in respect of any arrears of rent or other outstanding sums due and payable under the Lease from the due dates thereof until payment in full is received by the Lessor.



6. The Lessor further covenants with the Lessee that the Lessee may determine this Lease anytime after the expiration of the tenth (10th) year of this Lease by giving to the Lessor not less than three (3) months previous notice in writing which notice shall be sent by registered post addressed to the Lessor. The Lessee hereby covenants with the Lessor that in exercising the rights contained in this Clause, the Lessee shall not be entitled to any compensation, indemnification, restoration, damages or settlement of any nature from the Lessor in respect of early termination of this Lease thereof, but without prejudice to the rights and remedies of the Lessor against the Lessee in respect of any antecedent claim or breach of covenant and the Lessee shall have no further claim interest right of title whatsoever in respect of this Lease at the expiration of the three (3) months notice period.

7. All sums payable under this Lease are exclusive of Goods and Services Tax. The Lessee, shall pay and indemnify the Lessor against Goods and Services Tax chargeable in respect of any payment made by the Lessee under the terms of or in connection with this Lease or in respect of any payment by the Lessor where the Lessee hereby agrees in this Lease to reimburse the Lessor for such payment.

DATE OF LEASE:                               2nd December 1996
-------------                     ----------------------------------------

EXECUTION BY LESSOR
-------------------

The Common Seal of the HOUSING)
                              )
& DEVELOPMENT BOARD was       )
                              )
hereunto affixed in the       )
                              )
presence of:-                 )





                                /s/ Gan Eng Oon
                              --------------------
                                     MEMBER
                                 Mr Gan Eng Oon



                                /s/ Teoh See See
                              --------------------
                                    OFFICER
                                 Teoh See See

EXECUTION BY LESSEE
-------------------

The Common Seal of STREAM  )
                           )
INTERNATIONAL PTE LTD was  )
                           )
hereunto affixed in the    )
                           )
presence of:-              )




                                                     (signature illegible)
                                                --------------------------------
                                                DIRECTOR


                                                     (signature illegible)
                                                --------------------------------
                                                DIRECTOR/SECRETARY

(I)  CERTIFICATE PURSUANT TO THE RESIDENTIAL PROPERTY ACT AND THE LAND TITLES
     ------------------------------------------------------------------------
     RULES AND PRACTICE CIRCULARS:
     ----------------------------











    SIMILAR INTEREST CONFIRMATION (if any)
    --------------------------------------







    CERTIFICATE OF CORRECTNESS
    --------------------------


    I, the Solicitor for the Lessor hereby certify that this instrument is correct for the purposes of the Land Titles Act.





                          /s/ Richard Tan Ming Kirk      RICHARD TAN MING KIRK
                          ------------------------------------------------------
                          NAME & SIGNATURE OF SOLICITOR FOR THE LESSOR



    I, the Solicitor for the Lessee hereby certify that this instrument is correct for the purposes of the Land Titles Act.



                          /s/ Sylvia Soo Tian Low        SYLVIA SOO TIAN LOW
                          ------------------------------------------------------
                          NAME & SIGNATURE OF SOLICITOR FOR THE LESSEE

FOR OFFICE USE ONLY

---------------------------------------------------------------------
 EXAMINED            REGISTERED ON

 Date:               Initials of
                     Signing Officer:       REGISTRAR OF TITLES
---------------------------------------------------------------------




M/S SHOOK LIN & BOK
ADVOCATES & SOLICITORS
1 ROBINSON ROAD
#18-00 AIA TOWER
SINGAPORE 048542


RT/955639/HDB

HOUSING & DEVELOPMENT BOARD                             TAX INVOICE
HDB Centre 3451 Jalan Bukit Merah, Singapore 159459
Tel No: 1800-2782208


-----------------------------------
MODUS MEDIA INTERNATIONAL PTE LTD              GST Reg No:   MB-8100007-1
PROPERTY ADDRESS:                              HDB Ref:      600-62-
39 UBI AVE 3 SINGAPORE 408615                  Invoice No:   0199 / 67460014100
                                               Date:         11 JANUARY 99
-----------------------------------


-----------------------------------------------------------------------------------------
Description                                Amount          GST @ 3%             Total
-----------------------------------------------------------------------------------------
RENT FOR JAN 1999                        $53,755.00       $1,612.65          $55,367.65
RENT FOR FEB 1999                        $53,755.00       $1,612.65          $55,367.65
RENT FOR MAR 1999                        $53,755.00       $1,612.65          $55,367.65
RENT FOR APR 1999                        $53,755.00       $1,612.65          $55,367.65
RENT FOR MAY 1999                        $53,755.00       $1,612.65          $55,367.65
RENT FOR JUN 1999                        $53,755.00       $1,612.65          $55,367.65
RENT FOR JUL 1999                        $53,755.00       $1,612.65          $55,367.65
RENT FOR AUG 1999                        $53,755.00       $1,612.65          $55,367.65
RENT FOR SEP 1999                        $53,755.00       $1,612.65          $55,367.65
RENT FOR OCT 1999                        $53,755.00       $1,612.65          $55,367.65
RENT FOR NOV 1999                        $53,755.00       $1,612.65          $55,367.65
RENT FOR DEC 1999                        $53,755.00       $1,612.65          $55,367.65

Note: The rent is due on the 1st day
of the respective months.
-----------------------------------------------------------------------------------------
TOTAL                                   $645,060.00      $19,351.80         $664,411.80
-----------------------------------------------------------------------------------------
Note:  You may wish to retain this for claiming GST from IRAS
-----------------------------------------------------------------------------------------